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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  January 8, 1997
                                                          ---------------


                              BANPONCE CORPORATION
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             (Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO          NO. 0-13818               NO. 66-0416582
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(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number             Identification No.)


        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                                     00918
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(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  (787) 765-9800
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         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.          Other Events

         On January 8, 1997, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the year ended December 31, 1996. A copy of the Corporation's release, dated January 8, 1997, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.


Item 7.          Financial statements, Pro Forma Financial Information and
                 Exhibits

         (c)  Exhibits

         99(a) News release, dated January 8, 1997, announcing the Corporation and subsidiaries earnings for the year ended December 31, 1996.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BANPONCE CORPORATION
                                                       (Registrant)



Date:  January 9, 1997            By:  /S/ Amilcar L. Jordan, Esq.
                                       -----------------------------------------
                                  Name:  Amilcar L. Jordan, Esq.
                                  Title:  Senior Vice President and Comptroller
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                                Exhibit Index


Exhibit Number            Description
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99(a)                     News release, dated January 8, 1997